Income statement analysis (Tables)	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Summary of finance income and finance costs

			$ million
	2021	2020	2019
Interest and other income
Interest income from
Financial assets measured at amortized cost	221	215	371
Financial assets measured at fair value through profit or loss	5	25	49
Other income	355	423	349
	581	663	769
Currency exchange losses charged to the income statement[a]	345	38	37
Expenditure on research and development	266	332	364
Costs relating to the Gulf of Mexico oil spill (pre-interest and tax)[b]	70	255	319
Finance costs
Interest expense on lease liabilities	288	337	379
Interest expense on other liabilities measured at amortized cost[c]	1,820	2,166	2,410
Capitalized at 2.63% (2020 2.75% and 2019 3.50%)[d]	(287)	(345)	(374)
Losses arising on finance debt risk management activities[e]	145	—	—
Unwinding of discount on provisions	391	437	505
Unwinding of discount on other payables measured at amortized cost	500	520	569
	2,857	3,115	3,489
[a] Excludes exchange gains and losses arising on financial instruments measured at fair value through profit or loss.
[b]    Included within production and manufacturing expenses.
[c]        2021 includes a loss of $195 million (2020 loss of $158 million) associated with the buyback of finance debt.
[d] Tax relief on capitalized interest is approximately $66 million (2020 $83 million and 2019 $51 million).
[e] From 2021 temporary valuation differences associated with the group’s interest rate and foreign currency exchange risk management of finance debt are being presented within finance costs. Previously these were presented within production and manufacturing expenses. Relevant amounts in the comparative periods were not reclassified as the amounts were not material.